BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

(the “Fund”)

Supplement dated July 24, 2012

to the Statement of Additional Information dated May 1, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Management Information” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Capital Appreciation V.I. Fund is revised as set forth below:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey R. Lindsey, CFA	12	8	23	0	0	1
	$9.55 Billion	$1.24 Billion	$3.16 Billion	$0	$0	$112.7 Million
Bryan Krause[1]	11	7	19	0	0	2
	$8.91 Billion	$1.77 Billion	$2.84 Billion	$0	$0	$261.8 Million

1   Information for Mr. Krause is provided as of July 19, 2012.

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — 1. Equity Dividend V.I., Value Opportunities V.I., International V.I., Global Opportunities V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., Capital Appreciation V.I., and Basic Value V.I.” as it relates solely to the Capital Appreciation V.I. Fund is revised as set forth below:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Managers	Funds Managed	Applicable Benchmarks
Jeffrey Lindsey Bryan Krause	Capital Appreciation V.I.	Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Balaraman, Bliss, Bristow, Callan, Corallo, Coyle, Garfin, Green, Jamieson, Keenan, Lindsey, Marra, Pellicciaro, Rendino, Rieder, Savage, Schoenhofen, Shearer and Turnill and Mdmes. Anderson and King have each received long-term incentive awards.

The last two sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted Messrs. Bristow, Keenan, Krause, Pellicciaro, Rieder, Schoenhofen, Stournaras and Turnill may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow, Keenan, Krause, Pellicciaro, Rieder, Schoenhofen, Stournaras and Turnill may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-VAR-0712SUP